PIMCO Funds

Supplement dated May 10, 2024 to the Bond Funds Prospectus, dated July 31, 2023, as supplemented from time to time (the “Prospectus”), and the PIMCO Mortgage-Backed Securities Fund Summary Prospectus, dated July 31, 2023, as supplemented from time to time (the “Summary Prospectus”)

Disclosure Related to the PIMCO Mortgage-Backed Securities Fund

At a meeting held in May 2024, Pacific Investment Management Company LLC (“PIMCO”) recommended, and the Board of Trustees (the “Board”) of PIMCO Funds approved, the Conversion (as defined below) of PIMCO Mortgage-Backed Securities Fund, which currently operates as a mutual fund (the “Acquired Fund”), into a newly-created exchange-traded fund (“ETF”). The new ETF is expected to be managed in a substantially similar manner as the Acquired Fund. It is currently anticipated that the Conversion will be completed on or before September 20, 2024. Shareholders of the Acquired Fund may benefit from the Conversion, such as in the form of reduced costs (including no Rule 12b-1 fees or sales charges) and additional intra-day trading flexibility with respect to fund shares, among other potential benefits.

In order to be eligible to receive shares of the ETF as part of the Conversion, Acquired Fund shareholders must hold their shares of the Acquired Fund through a brokerage account that can accept shares of an ETF. Please see the Q&A below for additional actions that Acquired Fund shareholders can take to receive shares of the ETF as part of the Conversion if they do not currently hold Acquired Fund shares through a brokerage account that can hold shares of the ETF.

If Acquired Fund shareholders do not hold their shares of the Acquired Fund through an eligible brokerage account, they will not receive shares of the ETF as part of the Conversion, and their shares of the Acquired Fund will generally be liquidated (for direct accounts, assets that remain invested in the Acquired Fund through certain defined contribution plans and certain retirement accounts are generally expected to be exchanged into the PIMCO Government Money Market Fund and for indirect accounts held through an intermediary, the handling is dependent upon the terms of the applicable defined contributed plan agreement or retirement account agreement). If you have questions regarding the Conversion, please contact your financial intermediary or PIMCO (888.877.4626), as applicable.

No further action is required for Acquired Fund shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the ETF.

The Acquired Fund will be converted into an ETF through the reorganization of the Acquired Fund with and into a newly created ETF, the PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund, a series of PIMCO ETF Trust (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”). The Funds have identical investment objectives and fundamental investment policies and are expected to be managed in a substantially similar manner.

Following the reorganization, the Acquired Fund will be liquidated (reorganization and liquidation, collectively, the “Conversion”). The anticipated closing date for the conversion (the “Conversion Date”) is on or before September 20, 2024.

The Conversion will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Conversion is intended to be structured as a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. Acquired Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Conversion (except with respect to cash received, as explained elsewhere in this Supplement).

In connection with the Conversion, eligible shareholders of the Acquired Fund will receive shares of the Acquiring Fund equal in value to the value of shares of the Acquired Fund they own immediately prior to the Conversion, as well as a cash payment in lieu of any fractional shares of the Acquiring Fund, which cash payment may be taxable.

Completion of the Conversion is subject to a number of conditions under the Plan. Shareholders of the Acquired Fund are not required to approve the Conversion. Existing Acquired Fund shareholders will receive an information statement/prospectus describing in detail both the Conversion and the Acquiring Fund and summarizing the Board’s considerations in approving the Conversion.

Now that the Conversion has been approved, the actions described in the Supplement dated March 1, 2024 as being contingent upon Board approval will become effective on June 3, 2024 (the “Effective Date”). These action items include:

1.	Class A, Class C, Institutional Class, Class I-2 and Class I-3 Shares of the Acquired Fund will be closed to new investors with certain exceptions.

2.	New accounts for the Acquired Fund may no longer be established directly through PIMCO Investments LLC (the “Distributor”).

3.	No contingent deferred sales charge (“CDSC”) will be imposed on redemptions of the Class A or Class C Shares of the Acquired Fund requested on or following the Effective Date.

4.	No sales charge will be imposed on purchases of Class A Shares of the Acquired Fund requested on or following the Effective Date.

5.	Any current Letter of Intent (LOI) under which Class A Shares of the Acquired Fund were purchased will be considered completed.

6.	Distribution and Service (Rule 12b-1) Fees on Class A or Class C Shares of the Acquired Fund will be waived.

In anticipation of the Conversion, purchase orders, exchange orders, and redemption orders will only be accepted by the Acquired Fund until the dates indicated below:

Final Date to Purchase Acquired Fund Shares (Subject to the Additional Items Noted Above)	Final Date to Redeem Acquired Fund Shares or Exchange Acquired Fund Shares for Shares of Another PIMCO Mutual Fund
September 18, 2024	September 20, 2024

IMPORTANT NOTICE ABOUT YOUR ACQUIRED FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine what actions to take for your shareholder account prior to the Conversion to receive shares of the Acquiring Fund.

Q. What types of shareholder accounts can receive shares of the Acquiring Fund as part of the Conversion?

A. If you hold your shares of the Acquired Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you should generally be eligible to receive shares of the Acquiring Fund in the Conversion. No further action is generally required.

Q. What types of shareholder accounts cannot receive shares of the Acquiring Fund as part of the Conversion and what will happen if I have such an account?

A. The following account types cannot hold shares of ETFs:

Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion Date (or such earlier date as may be required by your financial intermediary), you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which may be a taxable event.

Defined Contribution Plans. If you hold your shares of the Acquired Fund through a defined contribution plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, for direct accounts with UMB Bank, n.a. listed as the custodian, it is expected your assets will be exchanged into the PIMCO Government Money Market Fund on the Conversion Date. For indirect accounts held through an intermediary, the handling of the Acquired Fund is dependent on the terms of the applicable defined contribution plan agreement (or another investment as dictated by the applicable agreement).

Direct Accounts. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (i.e., not plan level or an omnibus position), SS&C Global Investor & Distribution Solutions, Inc. (“Direct Account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to September 18, 2024 (or such earlier date as may be recommended by your intermediary).

Direct Retirement Accounts. If your assets are not moved to a brokerage account in advance of the Conversion Date, it is expected that your holdings of the Acquired Fund with UMB Bank, n.a. listed as the custodian will be exchanged into the PIMCO Government Money Market Fund based on the terms of the UMB custodial agreement.

Direct Non-Retirement Accounts. If your assets are not moved to a brokerage account in advance of the Conversion Date, your Acquired Fund shares are expected to be liquidated upon the Conversion Date, which may be a taxable event.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to another fund, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 888.877.4626 or contact your financial professional or other financial intermediary.

Q. How do I transfer my Acquired Fund shares from a Directly Held Retirement and Qualified Account to a brokerage account that will accept Acquiring Fund shares?

A. Transferring your shares from a Directly Held Retirement and Qualified Account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into a brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

You may wish to provide your broker with a copy of your recent account statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker may be able to help you complete a form to initiate the transfer. Once you sign that form, your broker would submit the form to the Acquired Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. You may wish to discuss with your broker the timing associated with initiating the transfer to ensure that the transfer is complete before the Conversion Date.

Q. How do I transfer my Acquired Fund shares from a Non-Accommodating Brokerage Account to a brokerage account that will accept Acquiring Fund shares?

A. The broker where you hold your Acquired Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker to make the necessary changes to your account.

Q. What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Conversion?

In order to receive shares of the Acquiring Fund as part of the Conversion, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Conversion Date. If you do not hold your shares of the Acquired Fund through such a brokerage account, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares, which may be a taxable event. If you hold your shares of the Acquired Fund through a Defined Contribution Plan or Direct Retirement Plan and do not take action prior to the Conversion, it is expected that, for direct accounts where UMB Bank, n.a.is listed as the custodian, your Acquired Fund shares will be exchanged for shares of PIMCO Government Money Market Fund equal in value to the NAV of your Acquired Fund shares. For indirect accounts held through an intermediary, the handling of the of Acquired Fund shares is dependent on the terms of the applicable defined contribution plan agreement (or another investment as dictated by the applicable agreement). Alternatively, if you hold your shares in a Non-Accommodating Brokerage Account or Direct Non-Retirement Account, you or your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Conversion. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

Q. What if I do not want to own shares of the Acquiring Fund?

A. If you do not want to receive shares of the Acquiring Fund in connection with the Conversion, shareholders of the Acquired Fund may redeem their shares of the Acquired Fund and receive the NAV thereof prior to the Conversion, pursuant to the procedures set forth in the Acquired Fund’s Prospectus. Shareholders may exchange their Acquired Fund shares for shares of the same class of another eligible PIMCO mutual fund. Before exchanging shares, you should carefully read the Prospectus section entitled “Purchases, Redemptions and Exchanges.” Prior to either redeeming or exchanging shares of the Acquired Fund, you should consider the tax consequences associated with either action. Redemption of your Acquired Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another eligible PIMCO mutual fund prior to the Conversion is September 20, 2024.

These dates may change if the Conversion Date changes. Any changes to the Conversion Date will be communicated to shareholders.

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In connection with the Conversion discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Acquired Fund unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov. These materials also will be available at pimco.com and a paper copy can be obtained at no charge by calling 888.87.PIMCO.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Investors Should Retain This Supplement for Future Reference

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